Exhibit 99.1

KARTOON STUDIOS PROVIDES BUSINESS UPDATE

CEO AND CFO PROVIDE GROUNDBREAKING AI

ANIMATED EARNINGS UPDATE IN INTERVIEW

WITH A.A. MILNE’S WINNIE THE POOH, AND

TENTPOLE CHARACTERS

1

OVERALL REVENUE INCREASED YEAR-OVER-YEAR

21% IN 2025 TO $39.4 MILLION

PRODUCTION SERVICES REVENUE INCREASED

50% YEAR-OVER-YEAR TO $26.8 MILLION

KARTOON CHANNEL WATCH TIME SURGES

85% YEAR-OVER-YEAR, AMIDST RECORD

SUBSCRIBERS AND BREAKOUT ENGAGEMENT

ACROSS SVOD AND FAST PLATFORMS,

AS GLOBAL DIGITAL DISTRIBUTION ECOSYSTEM

SCALES

KARTOON CHANNEL CONTINUES TO LEAD ALL

COMPETITORS IN APPLE APP STORE VIEWER

RATINGS

2

OPERATING LOSS IMPROVES 24%; COMPANY

TRANSITIONS TO HIGH-MARGIN FRANCHISE

MONETIZATION

IP-DRIVEN BUSINESS MODEL-NOT DEPENDENT ON ENERGY INPUT COSTS-POSITIONS COMPANY FOR RESILIENT, SCALABLE GROWTH IN A RISING COST ENVIRONMENT

3

BEVERLY HILLS, CA – March 31, 2026 – Kartoon Studios (NYSE American: TOON) today reported financial results for the full year ended December 31, 2025.

The Company also posted a groundbreaking AI-animated earnings update interview with A.A. Milne’s Winnie the Pooh and tentpole characters, available here (https://app.mediasilo.com/review/69cb3d525143702600dce7c9).

The pre-recorded presentation provides additional context on the Company’s strategy and key initiatives across its franchise portfolio, while providing a peek into its upcoming AI work.

For the full year 2025, revenue totaled $39.4 million, up 21% from $32.6 million in 2024, driven primarily by growth in animation production services.

The Company also reported a 24% improvement in loss from operations, reflecting continued cost discipline and overhead reduction focus by the management team.

Kartoon Studios is at a transition point as it strategically focuses on the commercialization of its tentpole properties, Hundred Acre Woods and the Stan Lee Universe, scheduled for launch in Q4 2026.

2025 FINANCIAL HIGHLIGHTS

•	Total Revenue: $39.4 million, up 21% year-over-year
•	Production Services (Mainframe Studios): $26.8 million, up 50% year-over-year, reflecting strong demand for animation production services from major global entertainment partners, including Disney, Sony, PBS, ABC, and Spinmaster.
•	Operating Performance: Loss from operations improved 24% year-over-year
•	Production Visibility: Over 60% of projected 2026 production revenue already under contract
•	Balance Sheet: $35.8 million in current assets and $27.5 million in stockholders’ equity

4

OPERATING MOMENTUM ACROSS DISTRIBUTION PLATFORMS

Kartoon Studios continued to scale its owned distribution ecosystem, and despite a decline from the creator network on Frederator’s YouTube channel, the company had record subscriber levels and strong engagement growth across Kartoon Channel! and Ameba, supporting the Company’s long-term strategy of building direct audience relationships around its intellectual property.

•	Kartoon Channel reached all-time high subscribers (March 2026)
•	Engagement increased 85% year-over-year in Q1 2026
•	Ameba achieved record subscribers, with engagement up 206% year-over-year
•	FAST channel watch time increased 70% year-over-year in Q4 2025

Growth for Kartoon Channel and Ameba was driven by a combination of strategic content acquisitions and seasonal programming, including titles such as Scary Godmother, Franklin, Santa Claus: The Movie, Numberblocks, and Alphablocks, which contributed to both subscriber acquisition and retention.

Across third-party platforms, Kartoon Channel FAST channels reached record levels of consumption, including peak performance on Tubi, Samsung TV Plus, and Google TV.

These trends reinforce the Company’s strategy of pairing owned distribution with owned intellectual property, creating a scalable platform for future franchise launches.

5

OPERATING LOSS IMPROVEMENT REFLECTS SHIFT TO HIGHER MARGIN REVENUE STREAMS

Kartoon Studios’ improved operating performance through continued cost reductions, investments in productivity tools like AI, and a focus on efficiencies throughout the company, reflects a deliberate multi-year investment strategy.

Over the past several years, the Company has invested in:

•	Building its global streaming and FAST channel infrastructure
•	Expanding Toon Media Networks
•	Developing its flagship intellectual property franchises
•	Productivity tools

With the majority of these investments now substantially complete, the Company is entering a period characterized by:

•	Reduced forward infrastructure investment
•	Increasing contribution from higher-margin revenue streams
•	Expected operating leverage as revenue scales
•	Streamlined cost basis to create an agile workforce

6

STRATEGIC FRANCHISE INITIATIVES

A cornerstone of Kartoon Studios’ strategy is Hundred Acre Woods, a new franchise inspired by A.A. Milne’s Winnie the Pooh.

The property is being developed as a global franchise platform, including:

•	78 anchor streamer episodes
o	200+ short-form episodes
o	Holiday specials
o	A global consumer products program

The project is led by a highly pedigreed team of proven creators:

Linda Woolverton (The Lion King, Beauty and the Beast, Mulan, Maleficent, Tim Burton’s Nightmare Before Christmas)

•	Danny Elfman (Batman, The Simpsons)
•	Elise Allen (The Lion Guard, Dinosaur Train)
•	Mike Maliani (multi-Emmy winning director, Madeline, Carmen Sandiego)
•	John Rivoli, Creative Director behind Consumer Products programs of major hits including Harry Potter, Batman, SpongeBob, and others.

Kartoon Studios premiered a Sneak Peek of Hundred Acre Woods at the Chinese Theater on December 21st, 2025, to a packed audience of children. The reaction was so strong that children were dancing in the theater. (click here)

Kartoon Studios is also advancing the Stan Lee Universe, built around the legacy of one of the most influential creators in modern entertainment.

Upcoming initiatives include:

7

•	The Excelsiors

•	Stan Lee’s SuperHero Pets

These projects are designed to expand across animation, publishing, licensing, and global consumer products, creating long-term franchise value.

8

VERTICALLY INTEGRATED PLATFORM

Kartoon Studios has built a fully integrated platform spanning:

•	Production (Mainframe Studios)
•	Distribution (Kartoon Channel!, Ameba, global platforms)
•	Marketing (Beacon Media Group)
•	Licensing and consumer products

This structure enables the Company to own and monetize its intellectual property across the entire value chain.

Andy Heyward, Chairman & CEO, commented: “Over the past several years, we have been investing in building a vertically integrated company capable of developing, producing, distributing, and monetizing our own intellectual property globally.

We are now seeing the results of those investments. Our distribution platforms are delivering record subscribers and strong engagement, and our operating losses are narrowing as we complete this infrastructure buildout.

“Importantly, our business model is fundamentally different from many traditional media and consumer sectors. As an IP-driven company, our value is created through storytelling, not physical inputs. Our production pipeline is digital and globally distributed, not dependent on energy input costs or transportation economics, in contrast to many traditional industries, nor dependent on physical attendance or travel-driven revenue streams. In a rising-cost world, we believe Kartoon Studios stands apart, built on characters, stories, and franchises that scale.”

As we enter 2026, with Hundred Acre Woods and the Stan Lee Universe launching, while having a robust development slate for new products, we are transitioning into a period of accelerating monetization, operating leverage, and scalable growth. With our platform built and our franchises ready to launch, 2026 marks the moment Kartoon Studios begins converting years of investment into scalable growth and long-term shareholder value.”

Brian Parisi, CFO, further noted: “Our improving operating performance reflects a disciplined strategy of investing in infrastructure and IP, now positioning the Company to benefit from those investments.

With over 60% of 2026 production revenue already under contract, a rebounding media buying division, and continued growth across our distribution platforms, we see a clear path toward improved margins as our franchise initiatives scale. With our cost structure stabilizing, strong production visibility, and new high-margin revenue streams ahead with our IP focus, we believe the Company is well positioned for improving margins and long-term financial performance.”

9

KEY INVESTOR TAKEAWAYS

•	Revenue increased 21% to $39.4 million
•	Production Services revenue increased 50%
•	Operating loss improved 24%
•	Distribution platforms delivering record subscribers and strong engagement growth
•	Majority of infrastructure and franchise investment now complete
•	Over 60% of 2026 production revenue already contracted

Next Growth Catalysts:

•	Launch of Hundred Acre Woods
•	Launch of Stan Lee Universe – The Excelsiors & SuperHero Pets
•	Expansion of global consumer products

The Company filed its 2025 Annual Report on Form 10-K, including its detailed financial results, with the Securities and Exchange Commission, which is available on Kartoon Studios’ website at https://ir.kartoonstudios.com/sec-filings and on EDGAR at www.sec.gov.

The audited financial statements for the year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K contain an audit opinion from the Company’s independent registered public accounting firm that includes an explanatory paragraph related to the Company’s ability to continue as a going concern.

10

About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global leader in children’s and family entertainment, delivering premium content and high-value animated intellectual property to millions of viewers worldwide. The Company’s portfolio features globally recognized brands, as well as holding a controlling interest in Stan Lee Universe, and operates Mainframe Studios, one of North America’s largest animation producers, with more than 22,000 minutes of award-winning programming delivered.

Through its Toon Media Networks division including Kartoon Channel!, Ameba, Kartoon Channel Worldwide and Frederator, Kartoon Studios reaches audiences across linear television, AVOD, SVOD, FAST channels, and top streaming platforms. Kartoon Channel! is consistently rated the #1 kids’ streaming app on the Apple App Store. With a global distribution footprint in over 60 territories, and a robust content pipeline, Kartoon Studios is positioned for sustained growth and long-term shareholder value.

For more information, visit www.kartoonstudios.com

# # #

The Company filed its 2025 Annual Forward-Looking Statements: Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding: transitioning the Company to high-margin franchise monetization; positioning the Company for resilient, scalable growth in a rising cost environment; continuing cost discipline and nearing completion of a multi-year investment phase in global distribution infrastructure and franchise development; moving from infrastructure buildout to franchise monetization; Hundred Acre Wood’s Winnie & Friends and the Stan Lee Universe launching in Q4 2026; continuing to scale the Company-owned distribution ecosystem; building direct audience relationships around its intellectual property; pairing owned distribution with owned intellectual property, creating a scalable platform for future franchise launches; building global streaming and FAST channel infrastructure; expanding Toon Media Networks; developing the Company’s flagship intellectual property franchises; reducing forward infrastructure investment; increasing contribution from higher-margin revenue streams; achieving operating leverage as revenue scales; developing Hundred Acre Wood’s Winnie & Friends as a global franchise platform; advancing the Stan Lee Universe with upcoming initiatives, including The Excelsiors and Stan Lee’s SuperHero Pets; the projects expanding across animation, publishing, licensing, and global consumer products, creating long-term franchise value; building a vertically integrated company capable of developing, producing, distributing, and monetizing its own intellectual property globally; narrowing operating losses as the Company completes its infrastructure buildout; Kartoon Studios standing apart in a rising-cost world; transitioning from an investment phase into a period of accelerating monetization, operating leverage, and scalable growth; 2026 marking the moment Kartoon Studios begins converting years of investment into scalable growth and long-term shareholder value; investing in infrastructure and IP now positioning the Company to benefit from those investments; seeing a clear path toward improved margins as franchise initiatives scale; cost structure stabilizing and new high-margin revenue streams ahead; the Company being well positioned for improving margins and long-term financial performance; and the Company being positioned for sustained growth and long-term shareholder value. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, the Company’s ability to transition to high-margin franchise monetization and generate resilient, scalable growth in a rising cost environment; the Company’s ability to continue cost discipline and move from infrastructure buildout to franchise monetization; the Company’s ability to launch Hundred Acre Wood’s Winnie & Friends and the Stan Lee Universe as planned; the Company’s ability to create a scalable platform for future franchise launches; the Company’s ability to achieve operating leverage as revenue scales; the Company’s ability to develop Hundred Acre Wood’s Winnie & Friends as a global franchise platform; the Company’s ability to advance the Stan Lee Universe with upcoming initiatives; the Company’s ability to build a vertically integrated company capable of developing, producing, distributing, and monetizing its own intellectual property globally; the Company’s ability to narrow operating losses as the Company completes its infrastructure buildout; the Company’s ability to transition from an investment phase into a period of accelerating monetization, operating leverage, and scalable growth; the Company’s ability to benefit from its investments in infrastructure and IP; the Company’s ability to obtain additional financing on acceptable terms, if at all; fluctuations in the results of the Company’s operations from period to period; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT:

ir@kartoonstudios.com

11